UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2018

Date of reporting period: March 31, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2018, Causeway Global Value Fund’s (the “Fund’s”) Institutional Class returned 1.53% and Investor Class returned 1.39% compared to the MSCI World Index (Gross) (“Index”) return of 4.40%. The average annual total return of the Fund’s Institutional Class since inception on April 29, 2008, is 5.02% compared to the Index’s average annual total return of 5.99%. The average annual total return of the Fund’s Investor Class since inception on January 31, 2011, is 7.42% compared to the Index’s average annual total return of 9.43%. As of March 31, 2018, the Fund had net assets of $102.5 million.

Performance Review

The global bull market of 2017 carried almost every country’s equity index to (or near) record highs to finish the year. Investors reacted positively to signs of improved global growth and US tax reform. However, despite continued equity market strength in January 2018, investor fears regarding increasingly hawkish central bank rhetoric and a potential trade war between the US and China dragged equities down in February and March 2018. The Economist’s poll of forecasters, March averages, indicated that US gross domestic product (“GDP”) growth remained healthy, increasing to a 2.8% annualized rate for 2018. A sustained low unemployment rate, elevated consumer confidence, and high business investment intentions have led to anticipation of more hawkish Federal Reserve (“Fed”) policy. Fed Chair Jerome Powell has indicated that he aims to avoid overheating the economy without derailing economic expansion. However, the announcement of US tariffs on Chinese imports (and vice versa) kicked off fears of a global trade war, threatening the health of both massive economies. Larger challenges loom should these protectionist policies have a damaging effect on broader global growth. In Europe, consumer confidence remained buoyant and the unemployment rate continued to decline. The European Central Bank remained cautious, but the removal of quantitative easing at the end of 2018 still seems likely based on gradually rising real GDP growth (expected GDP growth in the Eurozone increased to 2.5% annualized). The best performing markets in our investable universe in the six months ended March 31, 2018 included Singapore, Japan, Austria, the United States, and Finland. The biggest laggards included Sweden, New Zealand, Spain, Canada, and Ireland. The best performing sectors in the Index were information technology, consumer discretionary, and financials, while telecommunication services, utilities, and health care were the worst performing Index sectors.

Fund holdings in the retailing, software & services, and technology hardware & equipment industry groups, along with an overweight position in the pharmaceuticals & biotechnology and telecommunication services industry groups, detracted most from the Fund’s performance relative to the Index. Holdings in the automobiles & components, energy, media, and banks industry groups, as well as an underweight position in the utilities industry group, offset some of the underperformance. The biggest detractor from absolute return was enterprise infrastructure software company, Micro Focus International Plc (United Kingdom). Other notable detractors included specialty retail jeweler, Signet Group (United States), electronic payment services provider, VeriFone Systems, Inc. (United States), pharmaceutical company, Takeda Pharmaceutical Co., Ltd. (Japan), and mobile telecommunications operator, China Mobile Ltd. (Hong Kong). The largest contributor to absolute return was automobile manufacturer, Volkswagen AG (Germany). Additional top contributors included software giant, Microsoft Corp. (United States), public sector software & services company, CSRA, Inc. (United States), banking & financial services company, Barclays Plc (United Kingdom), and travel & tourism technology company, Sabre Corp. (United States).

2	Causeway Global Value Fund

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest decreases included full sells: energy management solutions company, Schneider Electric SE (France), electronics equipment manufacturer, Samsung Electronics Co., Ltd. (South Korea), public sector software & services company, CSRA, Inc. (United States), oil & gas exploration company, CNOOC Ltd. (Hong Kong), as well as a reduced exposure to energy supermajor, Royal Dutch Shell Plc (United Kingdom). Significant purchases included new additions to the Fund: industrial gas company, Linde AG (Germany), integrated utility, FirstEnergy Corp. (United States), utilities provider, SSE Plc (United Kingdom), global life insurer, Manulife Financial (Canada), and property & casualty insurer, Sompo Holdings, Inc. (Japan).

Fund exposures to currencies, industries, and countries are a by-product of our bottom-up stock selection process. The Fund’s weights relative to the Index in the utilities, insurance, and materials industry groups increased the most relative to the beginning of the period, while relative weights in the technology hardware & equipment, energy, and capital goods industry groups were the greatest decreases. As of March 31, 2018, the three largest industry group exposures from an absolute perspective for the Fund were to the pharmaceuticals & biotechnology, software & services, and banks industry groups. From a regional perspective, the most notable weight changes relative to the Index included higher exposures to Germany, Canada, and the United States. The most significantly reduced relative country weights included France, South Korea, and Hong Kong.

Investment Outlook

Idiosyncratic stock disappointments were primarily responsible for the Fund’s relative underperformance this period. For these laggard stocks, we believe our investment theses remain intact. We have made considerable progress lowering overall portfolio risk, as measured by forecast beta(1) and forecast volatility(2) relative to the benchmark. We are most interested in investment candidates engaged in restructuring their operations (“self-help”) in an effort to become more efficient and more profitable while maintaining financial strength. However, the process of management improving cost efficiencies and raising returns on capital can take longer than we (and market consensus) originally anticipated. We believe that our worst performing stock during the period has strong multi-year upside potential versus other Fund holdings. Micro Focus, the UK’s largest information technology company and a world leader in enterprise software, may require more time than we had expected to make its 2017 acquisition of Hewlett Packard Enterprise’s software business run smoothly. Also unsettling for investors was the unexpected departure of its new CEO in March. While shareholders wait patiently for better results, the dividend yield on the stock is almost 7%. We believe that the free cash flow generation from the company’s software maintenance and licensing businesses should sustain the dividend payout. As for market headwinds, value — as a market risk factor and investment style — remained out of favor in the six month period. However, we are convinced that now is the time to emphasize value, as growth/momentum stocks have succumbed to price volatility, and central banks are reining in monetary liquidity. We expect that adhering to our process anchored in price discipline will serve shareholders well in the months and years ahead. Finally, in an environment of measured monetary tightening, dividend income should remain an important component of total return.

Causeway Global Value Fund	3

We thank you for your continued confidence in Causeway Global Value Fund.

March 31, 2018

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle	Jonathan P. Eng
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Conor Muldoon	Foster Corwith
Portfolio Manager	Portfolio Manager

Alessandro Valentini	Ellen Lee
Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

(1) Forecast Beta — Beta is a measurement of sensitivity to the benchmark index. Forecast beta is derived from holdings-based fund-level risk exposures, the historical covariance matrix of the risk factor returns, and idiosyncratic risk estimates.

(2) Forecast Volatility — Predicted fund level volatility (or annualized standard deviation of returns) is derived from holdings-based fund-level risk exposures, the historical covariance matrix of the risk factor returns, and idiosyncratic risk estimates.

Dividend Yield — Is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. A company may reduce or eliminate its dividend, causing the Fund to earn less income.

4	Causeway Global Value Fund

March 31, 2018
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Institutional Class	8.43%	4.87%	8.49%	5.02%
Investor Class	8.13%	4.59%	8.22%	7.42%
MSCI World Index (Gross) Inception 4/29/2008	14.20%	8.58%	10.32%	5.99%
MSCI World Index (Gross) Inception 1/31/2011	14.20%	8.58%	10.32%	9.43%

Inception is April 29, 2008 for Institutional Class and January 31, 2011 for Investor Class. The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until January 31, 2019. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 25, 2018 prospectus, the Fund’s gross ratios of expenses in relation to average net assets were 1.05% and 1.30% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI World Index (Gross) (the “Index”) is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance, consisting of 23 developed country indices, including the U.S. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Global Value Fund	5

SCHEDULE OF INVESTMENTS (000)*

March 31, 2018 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

COMMON STOCK
Canada — 3.6%
Canadian Pacific Railway Ltd.	10,954	$1,934
Manulife Financial Corp.	93,300	1,732

		3,666

China — 1.9%
Baidu Inc. ADR[1]	8,785	1,961

Germany — 2.1%
Linde AG	10,372	2,192

Hong Kong — 3.4%
China Merchants Port Holdings Co. Ltd.	276,182	614
China Mobile Ltd.	294,500	2,699
Sinopharm Group Co. Ltd., Class H	36,400	182

		3,495

Italy — 1.7%
UniCredit SpA[1]	82,382	1,722

Japan — 9.6%
East Japan Railway Co.	25,700	2,403
Japan Airlines Co. Ltd.	30,000	1,222
KDDI Corp.	89,900	2,315
Sompo Holdings Inc.	34,600	1,394
Takeda Pharmaceutical Co. Ltd.	51,500	2,511

		9,845

Netherlands — 2.1%
Akzo Nobel NV	22,369	2,113

South Korea — 1.9%
SK Telecom Co. Ltd.	8,842	1,917

Spain — 1.2%
Merlin Properties Socimi SA2	82,056	1,257

The accompanying notes are an integral part of the financial statements.

6	Causeway Global Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

Switzerland — 5.5%
ABB Ltd.	80,681	$1,919
Novartis AG	23,851	1,929
Roche Holding AG	7,765	1,781

		5,629

United Kingdom — 17.6%
AstraZeneca PLC	32,117	2,208
Aviva PLC	169,297	1,182
Barclays PLC	1,037,967	3,033
British American Tobacco PLC	51,787	2,994
GlaxoSmithKline PLC	122,726	2,383
Micro Focus International PLC	77,135	1,077
Prudential PLC	45,434	1,135
Royal Dutch Shell PLC, Class B	30,970	997
SSE PLC	100,679	1,806
Vodafone Group PLC	451,055	1,234

		18,049

United States — 36.2%
Advance Auto Parts Inc.	20,616	2,444
Andeavor	4,278	430
Bank of America Corp.	62,774	1,882
Citigroup Inc.	39,773	2,685
Eli Lilly & Co.	35,655	2,759
FirstEnergy Corp.	62,152	2,114
Flowserve Corp.	54,249	2,351
Halliburton Co.	64,023	3,005
Microsoft Corp.	31,002	2,830
Mondelez International Inc., Class A	26,521	1,107
Oracle Corp.	48,468	2,217
PDC Energy Inc.[1]	39,356	1,929
QUALCOMM Inc.	30,856	1,710
Sabre Corp.	103,570	2,221

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2018 (Unaudited)

Causeway Global Value Fund	Number of Shares	Value

United States — (continued)
Signet Jewelers Ltd.	33,053	$1,273
SM Energy Co.	87,783	1,583
UnitedHealth Group Inc.	5,375	1,150
VeriFone Systems Inc.[1]	76,266	1,173
Viacom Inc., Class B	43,622	1,355
Wells Fargo & Co.	17,939	940

		37,158

Total Common Stock
(Cost $86,649) — 86.8%		89,004

PREFERRED STOCK
Germany — 3.5%
Volkswagen AG	17,925	3,572

Total Preferred Stock
(Cost $2,311) — 3.5%		3,572

SHORT-TERM INVESTMENT
Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 1.550%**	1,500,777	1,501

Total Short-Term Investment
(Cost $1,501) — 1.5%		1,501

Total Investments — 91.8%
(Cost $90,461)		94,077

Other Assets in Excess of Liabilities — 8.2%		8,454

Net Assets — 100.0%		$102,531

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2018.
1	Non-income producing security.
2	Real Estate Investment Trust.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Value Fund

SECTOR DIVERSIFICATION

As of March 31, 2018, the sector diversification was as follows (Unaudited):

Causeway Global Value Fund	Common Stock	Preferred Stock	% of Net Assets

Financials	15.3%	0.0%	15.3%

Health Care	14.5	0.0	14.5

Information Technology	12.9	0.0	12.9

Consumer Discretionary	7.1	3.5	10.6

Industrials	10.2	0.0	10.2

Telecommunication Services	8.0	0.0	8.0

Energy	7.7	0.0	7.7

Consumer Staples	4.0	0.0	4.0

Utilities	3.8	0.0	3.8

Materials	2.1	0.0	2.1

Real Estate	1.2	0.0	1.2

Total	86.8	3.5	90.3

Short-Term Investment			1.5

Other Assets in Excess of Liabilities			8.2

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	9

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY GLOBAL VALUE FUND

3/31/18
ASSETS:
Investments at Value (Cost $90,461)	$94,077
Cash	2
Receivable for Fund Shares Sold	7,632
Receivable for Investment Securities Sold	764
Receivable for Dividends	366
Receivable for Tax Reclaims	223
Prepaid Expenses	22

Total Assets	103,086

LIABILITIES:
Payable for Investment Securities Purchased	375
Payable Due to Adviser	67
Payable for Fund Shares Redeemed	32
Payable for Shareholder Service Fees — Investor Class	2
Payable Due to Administrator	2
Payable for Trustees’ Fees	1
Other Accrued Expenses	76

Total Liabilities	555

Net Assets	$102,531

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$93,740
Undistributed Net Investment Income	211
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	4,956
Net Unrealized Appreciation on Investments	3,616
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	8

Net Assets	$102,531

Net Asset Value Per Share (based on net assets of $100,191,670 ÷ 8,588,747 shares) — Institutional Class	$11 .67

Net Asset Value Per Share (based on net assets of $2,339,544 ÷ 201,461 shares) — Investor Class	$11 .61

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Value Fund

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY GLOBAL VALUE FUND

10/01/17 to 3/31/18
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $86)	$1,288

Total Investment Income	1,288

EXPENSES:
Investment Advisory Fees	461
Custodian Fees	39
Transfer Agent Fees	31
Professional Fees	24
Administration Fees	16
Registration Fees	16
Printing Fees	10
Line of Credit	9
Shareholder Service Fees — Investor Class	3 (1)
Pricing Fees	3
Trustees’ Fees	2
Other Fees	2

Total Expenses	616

Waiver of Investment Advisory Fees	(4)

Total Waiver and Reimbursement	(4)

Net Expenses	612

Net Investment Income	676

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	7,069
Net Realized Gain from Foreign Currency Transactions	5
Net Change in Unrealized Depreciation on Investments	(4,969)
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	5

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	2,110

Net Increase in Net Assets Resulting from Operations	$2,786

(1)	Fees have been reduced by a one-time adjustment as a result of a management change in accrual estimate in the amount of $1. Excluding the adjustment, shareholder service fees would have been $4.

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	11

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL VALUE FUND

	10/01/17 to 3/31/18 (Unaudited)	10/01/16 to 9/30/17 (Audited)
OPERATIONS:
Net Investment Income	$676	$1,881
Net Realized Gain on Investments	7,069	6,159
Net Realized Gain (Loss) from Foreign Currency Transactions	5	(7)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(4,969)	8,592
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	5	5

Net Increase in Net Assets Resulting From Operations	2,786	16,630

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(2,177)	(1,451)
Investor Class	(43)	(29)

Total Dividends from Net Investment Income	(2,220)	(1,480)

Distributions from Net Capital Gains:
Institutional Class	(5,065)	—
Investor Class	(114)	—

Total Distributions from Net Capital Gains	(5,179)	—

Total Dividends and Distributions to Shareholders	(7,399)	(1,480)

Net Decrease in Net Assets Derived from Capital Share Transactions(1)	(9,053)	(2,346)
Redemption Fees(2)	2	4

Total Increase (Decrease) in Net Assets	(13,664)	12,808

NET ASSETS:
Beginning of Period	116,195	103,387

End of Period	$102,531	$116,195

Undistributed Net Investment Income	$211	$1,755

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Value Fund

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FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2018 (Unaudited) and the Fiscal Years Ended September 30,

For a Share Outstanding Throughout the Period or Fiscal Years

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY GLOBAL VALUE FUND†
Institutional
2018(1)	12.25	0.07	0.14	0.21	(0.24)	(0.55)	(0.79)	—	(2)
2017	10.73	0.19	1.48	1.67	(0.15)	—	(0.15)	—	(2)
2016	10.26	0.16	0.65	0.81	(0.13)	(0.21)	(0.34)	—	(2)
2015	12.49	0.14	(1.17)	(1.03)	(0.22)	(0.98)	(1.20)	—	(2)
2014	11.57	0.31	1 .18	1 .49	(0.12)	(0.45)	(0.57)	—
2013	9 .49	0.16	2 .07	2 .23	(0.10)	(0.05)	(0.15)	—
Investor
2018(1)	12.18	0.06	0 .13	0 .19	(0.21)	(0.55)	(0.76)	—	(2)
2017	10.68	0.16	1 .47	1 .63	(0.13)	—	(0.13)	—	(2)
2016	10.21	0.13	0 .64	0 .77	(0.09)	(0.21)	(0.30)	—	(2)
2015	12.44	0.11	(1.16)	(1.05)	(0.20)	(0.98)	(1.18)	—	(2)
2014	11.53	0.25	1 .20	1 .45	(0.09)	(0.45)	(0.54)	—
2013	9 .46	0.13	2 .07	2 .20	(0.09)	(0.05)	(0.14)	0.01

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(3)	The ratio of expenses to average net assets has been reduced by a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Excluding the adjustment, the annualized ratio of expenses to average net assets would have been 1.30%.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Value Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waiver and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

11.67	1.53	100,192	1.05		1.05	1.18	22
12.25	15.73	113,574	1.05		1.05	1.66	55
10.73	7 .94	102,214	1.04		1.05	1.54	64
10.26	(9.15)	93,427	1.05		1.10	1.19	54
12.49	13.31	80,190	1.05		1.18	2.52	69
11.57	23.74	46,820	1.05		1.35	1.55	56

11.61	1 .39	2,339	1.26	(3)	1.26	0.99	22
12.18	15.42	2,621	1.30		1.30	1.45	55
10.68	7 .64	1,173	1.29		1.30	1.27	64
10.21	(9.39)	1,871	1.30		1.35	0.92	54
12.44	13.03	2,159	1.30		1.43	2.09	69
11.53	23.59	2,090	1.30		1.60	1.29	56

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Global Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on April 29, 2008. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The inception of performance for Institutional Class shares was April 29, 2008, and for Investor Class shares was January 31, 2011. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price.

16	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market that trades in the U.S. that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices for similar asset or liability in active markets, quoted prices for identical or similar asset or liability in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2018 (000):

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Canada	$3,666	$—	$—	$3,666
China	1,961	—	—	1,961
Germany	—	2,192	—	2,192
Hong Kong	182	3,313	—	3,495
Italy	—	1,722	—	1,722
Japan	—	9,845	—	9,845
Netherlands	—	2,113	—	2,113
South Korea	—	1,917	—	1,917
Spain	—	1,257	—	1,257
Switzerland	—	5,629	—	5,629
United Kingdom	—	18,049	—	18,049
United States	37,158	—	—	37,158

Total Common Stock	42,967	46,037	—	89,004

Preferred Stock	—	3,572	—	3,572

Short-Term Investment	1,501	—	—	1,501

Total Investments in Securities	$44,468	$49,609	$—	$94,077

†	Holdings represent securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading. Securities with a

Causeway Global Value Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

value of $43,140 (000), which represented 42.1% of the net assets of the Fund, transferred from Level 1 to Level 2 since prior fiscal year end primarily due to market movements following the close of local trading that triggered fair valuation at the end of the period.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 at end of period occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the six months ended March 31, 2018, no securities transferred in or out of Level 3. Transfers between levels are recognized at period end.

For the six months ended March 31, 2018, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to

18	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2018, the Institutional Class and Investor Class retained $596 and $884 in redemption fees, respectively.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2018, the Fund received commission recapture payments of $1,006.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2019 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net

Causeway Global Value Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

assets. For the six months ended March 31, 2018, the Adviser waived $3,826 of its advisory fee. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2018, the Investor Class paid 0.21% annualized of average daily net assets under this plan. (See Statement of Operations — Shareholder Service Fees — Investor Class, Note 1.)

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2018, approximately $1.240 million of the net assets were held by investors affiliated with the adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments,

during the six months ended March 31, 2018, for the Fund were as follows:

Purchases (000)	Sales (000)
$24,229	$48,269

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

20	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2017	$1,480	$—	$1,480
2016	1,256	2,104	3,360

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$5,916
Undistributed Long-Term Capital Gains	1,051
Unrealized Appreciation	6,437

Total Distributable Earnings	$13,404

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For the fiscal year ended September 30, 2017, the Fund used $202 (000) in capital loss carryforwards.

At March 31, 2018, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$92,612	$9,109	$(7,644)	$1,465

Causeway Global Value Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2018 (Unaudited)		Fiscal Year Ended September 30, 2017 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	1,015	$12,063	1,839	$20,757
Shares Issued in Reinvestment of Dividends and Distributions	602	7,204	131	1,435
Shares Redeemed	(2,299)	(28,152)	(2,227)	(25,635)

Decrease in Shares Outstanding Derived from Institutional Class Transactions	(682)	(8,885)	(257)	(3,443)

Investor Class
Shares Sold	11	132	139	1,480
Shares Issued in Reinvestment of Dividends and Distributions	13	157	3	29
Shares Redeemed	(38)	(455)	(37)	(412)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	(14)	(166)	105	1,097

Net Decrease in Shares Outstanding from Capital Share Transactions	(696)	$(9,051)	(152)	$(2,346)

8.	Significant Shareholder Concentration

As of March 31, 2018, four of the Fund’s shareholders of record owned 58% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

22	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended by Amendment No. 1, dated as of February 24, 2016, Amendment No. 2, dated as of February 22, 2017, and Amendment No. 3, dated as of February 21, 2018, which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 21, 2019. The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. As of March 31, 2018, there were no borrowings outstanding under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway Global Value Fund	23

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2017 to March 31, 2018).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

24	Causeway Global Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/17	Ending Account Value 03/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,015.30	1.05%	$5.28

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.70	1.05%	$5.29
Causeway Global Value Fund

Actual Portfolio Return
Investor Class**	$1,000.00	$1,013.90	1.26%	$6.33

Hypothetical 5% Return
Investor Class**	$1,000.00	$1,018.65	1.26%	$6.34

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

**	The ratio of expenses to average net assets has been reduced by a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Excluding the adjustment, the annualized ratio of expenses to average net assets would have been 1.30%, ending account values would have been $1,013,90 and $1,018.45 for actual and hypothetical returns, respectively, and expenses paid during the period would have been $6.53 and $6.54 for actual and hypothetical returns, respectively.

Causeway Global Value Fund	25

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-005-1000

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has not been any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2018

By	/s/ Eric Kleinschmidt, Treasurer
Eric Kleinschmidt, Treasurer

Date: June 8, 2018